For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Short-Term U.S. Government Fund.

Invest With Confidence (registered trademark)
T. Rowe Price

USG

SemiAnnual Report

T. Rowe Price
Short-Term U.S. Government Fund

November 30, 1995

Fellow Shareholders

The bond market rally that began about one year ago continued through the most recent six-month period ended November 30, 1995, resulting in solid returns for your fund. This 12-month rally, one of the strongest on record, followed one of the sharpest bond market sell-offs in history in 1994. The rise in bond prices and decline in yields was underpinned by moderate economic growth, low inflation, and good prospects for meaningful budget reform.

Market Environment

Long-term rates as measured by 30-year Treasury bonds fell by almost two percentage points over the 12 months from 8% to 6.2%, with about one-third of the drop occurring since May 31. The drop in shorter-term rates was less steep but still pronounced, as shown in the chart. Yields on the two-year Treasury note and one-year Treasury bill fell about 184 and 124 basis points, respectively, during the 12-month period, with about 60 to 70 basis points of each decline occurring in the most recent six-month period. (A basis point is one-hundredth of one percent.)

      Responding to a sharp slowdown in growth, the Federal Reserve cut the federal funds rate to 5.75% in early July. Nevertheless, on November 30, the fed funds rate was the highest of all short-term rates - higher, in fact, than yields on all Treasury securities with maturities under 10 years. This development reflected the widespread optimism among fixed income investors that progress on deficit reduction would prompt the Fed to cut rates in the near future.

      Corporate securities were the top performing sector for both the most recent 6- and 12-month periods. Treasury securities outperformed mortgage-backed securities primarily because investors feared a significant upsurge in mortgage prepayments as interest rates fell. Although the increase was less than expected, prepayment concerns dampened enthusiasm for securities such as Ginnie Maes (GNMAs). (Because mortgages are paid off at par value, prepayments cause a loss to any investors who may have purchased them at a price above par.)

Chart 1 - Interest Rate Levels

Performance and Strategy Review

The broader investment program adopted by your fund last winter was beneficial in this market environment and contributed to its strong returns. As shown in the table, results compared favorably with our peer group average for the six-month period and lagged slightly for the 12 months, due primarily to the portfolio's high exposure to mortgages earlier in the year. For both periods, performance consisted of share price gains as well as the income return. (Reflect-ing mortgage prepayments, 14.6% of the fund's income distributions for January through April 1995 was classified as a "return of capital" and is reported on Form 1099-DIV we send to you in January. This percentage of the dividends paid to you is not subject to federal income tax and should be subtracted from the cost basis of your fund investment.)

Performance Comparison

                                           Periods Ended 11/30/95
                                           6 Months      12 Months
                                           _________     _________
Short-Term U.S.
   Government Fund                           3.93%         10.14%
Lipper Average of Short-Term
   U.S. Government Funds                     3.83          10.73

     We made a number of shifts in the portfolio during the past six months that increased its interest rate sensitivity and helped us maintain an attractive income level. A 20% position was established in three-year Freddie Mac (FHLMC) mortgage securities (callable in one year) offering higher yields than Treasuries. We invested another 20% of assets in short-term debt issued by Fannie Mae (FNMA). And our third major change was to purchase AA-rated, short-term corporate bonds that also enhanced income and, along with our Treasury holdings, helped boost the fund's share price as rates declined. The fund's Treasury position declined four percentage points to 19%, but stayed within the 15% to 25% range we expect to maintain. This core position provides high liquidity and a convenient way for us to adjust duration (a measure of the fund's price sensitivity to interest rate changes) in response to our outlook for interest rates and prepayments.

     We sharply reduced our exposure to adjustable rate mortgage (ARM) securities from 62% on May 31 to 8% on November 30, completely eliminating our holdings of Ginnie Mae (GNMA) and Freddie Mac ARMs. Like fixed rate mortgages, ARMS lagged the market rally because investors feared a sharp rise in prepayments like the one that accompanied the bond rally of 1993. While prepayments accelerated, they never even approached 1993 levels. ARMs, however, bore the brunt of increased refinancing activity as many homeowners switched to fixed rate loans when confronted with their first upward rate adjustments.

Outlook

Your fund benefited from the optimistic tenor of the bond market in recent months - an optimism fueled by widespread expectations of federal deficit reduction. A consensus has emerged that if government spending is indeed curtailed, the Federal Reserve will loosen monetary policy to encourage the greater private-sector spending needed to maintain acceptable economic growth. We hope this scenario will play out, bringing further declines in interest rates and favorable bond markets.

     We are reasonably hopeful of this outcome and expect to maintain current duration near the high end of the fund's range (approximately 2.25 to 2.75 years) until the budget impasse is resolved. However, if it becomes apparent that Washington is reverting to "business as usual" regarding the deficit and the Fed is, therefore, less likely to ease further, we may adopt a more defensive posture.

     Respectfully submitted,



     Peter Van Dyke
     President and Chairman of the
     Investment Advisory Committee

December 18, 1995

Portfolio Highlights
T. Rowe Price Short-Term U.S. Government Fund / November 30, 1995

Key Statistics
                                                      Periods Ended
Dividend Yield*                                     November 30, 1995
________________________________________________________________
6 Months                                                    6.09%
12 Months                                                   6.18

Dividend Per Share
_________________________
6 Months                                                   $0.14
12 Months                                                   0.28

Change in Price Per Share
_________________________
6 Months (From $4.67 to $4.71)                             $0.04
12 Months (From $4.54 to $4.71)                             0.17

                                                  5/31/95        11/30/95
                                                  _______         _______
Weighted Average Quality**                          1.1             1.3

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing the highest quality.

Sector Diversification*

                                                    Percent of Net Assets
                                                    5/31/95      11/30/95
                                                      _________________
Corporate Notes and Bonds                              -            21%
FHLMC Fixed Rate Mortgages                             -            20
FNMA Debentures                                        -            20
U.S. Treasury Securities                              23%           19
U.S. Government Agency                                11             9
   Asset-Backed
Home Equity Loan-Backed                                -             5
FNMA Adjustable Rate Mortgages                        11             4
GNMA Fixed Rate Mortgages                              4             4
Non-Government Adjustable
   Rate Mortgages                                      5             4

* Sectors representing at least 2% of net assets on 11/30/95. Allocations as of 11/30/95 exceed 100% due to unsettled trades.

Maturity Diversification

                                                  Percent of Net Assets
Range                                             5/31/95     11/30/95
_______________________________________________________________
0 to 1 Year                                          24%            3%
1+ to 2 Years                                         9             7
2+ to 3 Years                                         -            36
Over 3 Years                                         67            54
Weighted Average Maturity                      2.7 yrs.      2.8 yrs.
Weighted Average Duration                      2.6 yrs.      2.6 yrs.

Average Annual Compound Total Return

Periods Ended November 30, 1995

                                                     Since Inception
           1 Year                                        9/30/91
           ______                                     ____________
           10.14%                                         4.35%

Note: For the above periods ended 9/30/95, the fund's returns were 7.71%, and 4.00%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Statement of Net Assets
T. Rowe Price Short-Term U.S. Government Fund / November 30, 1995 (Unaudited) (amounts in thousands)

                                                        Amount    Value
                                                        ______   ______

U.S. Government Mortgage-Backed Securities - 40.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.3%
Federal Home Loan Mortgage,
    6.50%, 6/1/99. . . . . . . . . . . . . . . . . $  4,788    $ 4,833
    8.00%, 1/1/96 - 2/1/00 . . . . . . . . . . . .    6,835      6,909
  TBA, 5.50%, 12/1/00. . . . . . . . . . . . . . .    5,000      4,934
    6.00%, 12/1/00 . . . . . . . . . . . . . . . .    5,000      5,005
                                                                21,681

U.S. GOVERNMENT AGENCY ASSET-BACKED - 9.4%
Federal National Mortgage Assn.,
8.00%, 4/25/25 . . . . . . . . . . . . . . . . . .    9,500     10,013

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 4.4%
Government National Mortgage Assn., I,
11.50%, 3/15/10 - 12/15/15 . . . . . . . . . . . .    2,505      2,856
  Project Loan, 9.125%, 12/15/28 . . . . . . . . .    1,813      1,915
                                                                 4,771

U.S. GOVERNMENT AGENCY ARM - 4.4%
Federal National Mortgage Assn.,
    6.315%, 1/1/19 . . . . . . . . . . . . . . . .      854        859
    6.361%, 5/1/17 - 8/1/20. . . . . . . . . . . .      539        544
    6.374%, 3/1/20 . . . . . . . . . . . . . . . .      220        222
    6.375%, 8/1/17 - 7/1/18. . . . . . . . . . . .      506        508
    6.38%, 3/1/18. . . . . . . . . . . . . . . . .       41         42
    6.383%, 10/1/17 - 7/1/27 . . . . . . . . . . .      893        902
    6.39%, 5/1/24. . . . . . . . . . . . . . . . .      144        145
    6.394%, 12/1/16 - 5/1/31 . . . . . . . . . . .      999      1,009
    6.396%, 3/1/19 . . . . . . . . . . . . . . . .       21         21
    6.817%, 10/1/14. . . . . . . . . . . . . . . .       11         11
    7.20%, 1/1/16. . . . . . . . . . . . . . . . .      109        109
    7.482%, 11/1/21. . . . . . . . . . . . . . . .      222        222
    7.725%, 8/1/21 . . . . . . . . . . . . . . . .       32         33
    8.00%, 5/1/17. . . . . . . . . . . . . . . . .       52         52
                                                                 4,679

STRIPPED MORTGAGE SECURITIES - 1.7%
Federal National Mortgage Assn., Principal Only,
Zero Coupon, 9/25/23 . . . . . . . . . . . . . . .    1,832      1,800
Total U.S. Government Mortgage-Backed Securities
(Cost $42,645)                                                  42,944

U.S. Government Obligations - 39.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.7%
Federal Home Loan Mortgage, Deb.,
6.23%, 9/25/98 . . . . . . . . . . . . . . . . . .    1,000      1,003
Federal National Mortgage Assn., MTN,
    5.22%, 7/10/98 . . . . . . . . . . . . . . . .    5,000      4,964
    5.85%, 2/2/98. . . . . . . . . . . . . . . . .    5,000      5,037
    6.35%, 6/9/00. . . . . . . . . . . . . . . . .    5,000      5,063
    6.63%, 9/3/98. . . . . . . . . . . . . . . . .    6,000      6,080
                                                                22,147

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 18.5%
U.S. Treasury Notes, 5.875%, 6/30/00 . . . . . . .    2,350      2,382
    6.125%, 7/31/00. . . . . . . . . . . . . . . .   15,000     15,347
    6.25%, 5/31/00 . . . . . . . . . . . . . . . .    2,000      2,056
                                                                19,785

Total U.S. Government Obligations
(Cost $41,140)                                                  41,932

Corporate Bonds and Notes - 20.5%
FINANCE AND CREDIT - 5.9%
Associates Corporation of North America,
8.80%, 8/1/98. . . . . . . . . . . . . . . . . . .    3,000      3,207
Norwest Financial, 6.23%, 9/1/98 . . . . . . . . .    3,000      3,038
                                                                 6,245

INDUSTRIALS - 9.8%
Du Pont (E. I.) De Nemours & Co.,
9.15%, 4/15/00 . . . . . . . . . . . . . . . . . .    2,900      3,255
General Electric, 7.875%, 9/15/98. . . . . . . . .    3,000      3,161
Pitney Bowes Credit, MTN, 5.84%, 6/9/98. . . . . .    2,000      2,002
Rockwell International, 7.625%, 2/17/98. . . . . .    2,000      2,076
                                                                10,494

MISCELLANEOUS - 2.9%
Ciesco, MTN, 7.38%, 4/19/00. . . . . . . . . . . .    3,000      3,127

TELEPHONE - 1.9%
BellSouth Telecom, 6.50%, 2/1/00 . . . . . . . . .    2,000      2,047
Total Corporate Bonds and Notes
(Cost $21,604)                                                  21,913

Non-Government Securities - 8.3%
HOME EQUITY LOAN-BACKED - 4.6%
HFC Home Equity Loan, 4.75%, 5/20/08 . . . . . . .    1,899      1,885
Vanderbilt Mortgage & Finance,
6.475%, 6/7/03 . . . . . . . . . . . . . . . . . .    3,000      3,041
                                                                 4,926

NON-GOVERNMENT AGENCY ARM - 3.7%
Resolution Trust Corp., MPC,
    7.37%, 7/25/21 . . . . . . . . . . . . . . . .      977        975
    8.141%, 12/25/20 . . . . . . . . . . . . . . .      562        571
Ryland Mercury Savings Trust, MPC,
6.129%, 5/20/18. . . . . . . . . . . . . . . . . .      708        703
Ryland Mortgage Securities, MPC,
7.744%, 3/25/17. . . . . . . . . . . . . . . . . .      626        592
Salomon Brothers Mortgage Securities, MPC,
6.835%, 8/25/18. . . . . . . . . . . . . . . . . .    1,122      1,075
                                                                 3,916

Total Non-Government Securities
(Cost $8,991)                                                    8,842

Commercial Paper - 0.1%
Investments in Commercial Paper through a
joint account, 5.90-5.93%, 12/1/95
(Cost $120). . . . . . . . . . . . . . . . . . . .      120        120

Total Investments in Securities - 108.3% of Net Assets
(Cost $114,500)                                                115,751

Payable for Investments Purchased  . . . . . . . .              (9,954)
Other Assets Less Liabilities  . . . . . . . . . .               1,049
                                                            __________

Net Assets Consist of:                            Value
                                                 __________
Accumulated net investment income -
net of distributions . . . . . . . . . . . . . . . $   (590)
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .  (23,508)
Net unrealized gain (loss) . . . . . . . . . . . .    1,251
Paid-in-capital applicable to 22,683,479 shares
of $0.01 par value capital stock outstanding;
1,000,000,000 shares authorized. . . . . . . . . .  129,693
                                                 __________
NET ASSETS . . . . . . . . . . . . . . . . . . . .           $ 106,846
                                                            __________
                                                            __________
NET ASSET VALUE PER SHARE. . . . . . . . . . . . .               $4.71
                                                                 _____
                                                                 _____

   ARM  Adjustable Rate Mortgage
   MPC  Mortgage Pass-through Certificate
   MTN  Medium Term Note
   TBA  To be announced security was purchased on a forward commitment basis

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Short-Term U.S. Government Fund / Six Months Ended November 30, 1995 (Unaudited)
(in thousands)

INVESTMENT INCOME
Interest income. . . . . . . . . . . . . . . . . . $  3,690
                                                ___________
Expenses
  Investment management. . . . . . . . . . . . . .      156
  Shareholder servicing. . . . . . . . . . . . . .       89
  Custody and accounting . . . . . . . . . . . . .       84
  Prospectus and shareholder reports . . . . . . .       17
  Legal and audit. . . . . . . . . . . . . . . . .       16
  Registration . . . . . . . . . . . . . . . . . .       12
  Organization . . . . . . . . . . . . . . . . . .        5
  Directors. . . . . . . . . . . . . . . . . . . .        3
  Miscellaneous. . . . . . . . . . . . . . . . . .        3
                                                ___________
  Total expenses . . . . . . . . . . . . . . . . .      385
  Expenses paid indirectly . . . . . . . . . . . .       (1)
                                                ___________
  Net expenses . . . . . . . . . . . . . . . . . .      384
                                                ___________
Net investment income. . . . . . . . . . . . . . .    3,306
                                                ___________

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities . . . . . .      471
Change in net unrealized gain or
loss on securities . . . . . . . . . . . . . . . .      409
                                                ___________
Net realized and unrealized gain (loss). . . . . .      880
                                                ___________

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS. . . . . . . . . . . . . . . . . . $  4,186
                                                ___________
                                                ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Short-Term U.S. Government Fund (Unaudited)
(in thousands)

                                        Six Months Ended    Year Ended
                                        November 30, 1995  May 31, 1995
                                        _________________  ____________

INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income. . . . . . . . . .   $   3,306       $   7,577
  Net realized gain (loss) . . . . . . . .         471          (5,753)
  Change in net unrealized gain or loss. .         409           4,952
                                          ____________    ____________
  Increase (decrease) in net assets
  from operations. . . . . . . . . . . . .       4,186           6,776
                                          ____________    ____________
Distributions to shareholders
  Net investment income. . . . . . . . . .      (3,308)         (7,212)
  Tax return of capital. . . . . . . . . .           -            (326)
   . . . . . . . . . . . . . . . . . . . .____________    ____________
  Decrease in net assets
  from distributions . . . . . . . . . . .      (3,308)         (7,538)
   . . . . . . . . . . . . . . . . . . . .____________    ____________

Capital share transactions*
  Shares sold. . . . . . . . . . . . . . .       9,172          21,194
  Distributions reinvested . . . . . . . .       2,682           6,030
  Shares redeemed. . . . . . . . . . . . .     (18,273)       (101,592)
                                          ____________    ____________
  Increase (decrease) in net assets
from capital share transactions. . . . . .      (6,419)        (74,368)
                                          ____________    ____________
Increase (decrease) in net assets. . . . .      (5,541)        (75,130)

NET ASSETS
Beginning of period. . . . . . . . . . . .     112,387         187,517
                                          ____________    ____________
End of period. . . . . . . . . . . . . . .   $ 106,846       $ 112,387
                                          ____________    ____________
                                          ____________    ____________

*Share information
  Shares sold. . . . . . . . . . . . . . .       1,965           4,608
  Distributions reinvested . . . . . . . .         574           1,314
  Shares redeemed. . . . . . . . . . . . .      (3,915)        (22,159)
                                          ____________    ____________
  Increase (decrease) in
  shares outstanding . . . . . . . . . . .      (1,376)        (16,237)
                                          ____________    ____________
                                          ____________    ____________

Notes to Financial Statements
T. Rowe Price Short-Term U.S. Government Fund / November 30, 1995 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term U.S. Government Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Expenses paid indirectly are custody fees paid by float credits earned on daily residual cash balances at the custodian. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $22,671,000 and $2,614,000, respectively, for the six months ended November 30, 1995. Purchases and sales of U.S. government securities aggregated $110,298,000 and $132,808,000, respectively, for the six months ended November 30, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $19,701,000, of which $12,778,000 expires in 2000, $5,229,000 in 2001, and $1,694,000 thereafter through 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      At November 30, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $114,500,000 and net unrealized gain aggregated $1,251,000, of which $1,647,000 related to appreciated investments and $396,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $18,000 was payable at November 30, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At November 30, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

      Under the terms of the investment management agreement, the Manager is required to bear any expenses through May 31, 1996, which would cause the fund's ratio of net expenses to average net assets to exceed 0.70%. Thereafter through May 31, 1998, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of net expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $85,000 of management fees were not accrued by the fund for the six months ended November 30, 1995. Pursuant to a previous agreement, $596,000 of unaccrued fees from the prior periods remains subject to reimbursement through May 31, 1996.

      In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $126,000 for the six months ended November 30, 1995, of which $26,000 was payable at period-end.




Financial Highlights
T. Rowe Price Short-Term U.S. Government Fund (Unaudited)

                                               For a share outstanding throughout each period

                                    Six Months      Year    Three Months                    Sept. 30,
                                       Ended        Ended       Ended  Year Ended           1991** to
                                     Nov. 30,      May 31,     May 31,  Feb. 28,  Feb. 28,  Feb. 29,
                                       1995         1995        1994#     1994      1993      1992

NET ASSET VALUE, BEGINNING
OF PERIOD. . . . . . . . . . . . . . .  $4.67       $4.65      $4.75      $4.83     $4.97     $5.00
                                     _____       _____      _____      _____     _____     _____

Investment activities
 Net investment income . . . . . . . .   0.14*       0.26*      0.06*      0.23*     0.29*     0.16*
 Net realized and unrealized
 gain (loss) . . . . . . . . . . . . .   0.04        0.01      (0.11)     (0.08)    (0.13)    (0.03)
                                     _____       _____      _____      _____     _____     _____
 Total from investment
 activities. . . . . . . . . . . . . .   0.18        0.27      (0.05)      0.15      0.16      0.13
 . . . . . . . . . . . . . . . . . . ._____      _____      _____      _____     _____     _____

Distributions
 Net investment income . . . . . . . .  (0.14)      (0.24)     (0.05)     (0.17)    (0.28)    (0.16)
 Tax return of capital . . . . . . . .   -          (0.01)      -         (0.06)    (0.02)     -
                                     _____       _____      _____      _____     _____     _____
 Total distributions . . . . . . . . .  (0.14)      (0.25)     (0.05)     (0.23)    (0.30)    (0.16)
                                     _____       _____      _____      _____     _____     _____
NET ASSET VALUE, END OF PERIOD . . . .  $4.71       $4.67      $4.65      $4.75     $4.83     $4.97
                                     _____       _____      _____      _____     _____     _____
                                     _____       _____      _____      _____     _____     _____
RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . . . . . . . .   3.93%*      6.14%*    (0.97)%*    3.11%*    3.33%*    2.58%*
Ratio of expenses to average
 net assets. . . . . . . . . . . . . .   0.70%!*+    0.59%*     0.50%!*    0.40%*    0.25%*    0.00%!*
Ratio of net investment income
 to average net assets . . . . . . . .   6.01%!*     5.48%*     4.69%!*    4.78%*    5.96%*    7.45%!*
Portfolio turnover rate. . . . . . . . 239.1%!     100.0%      27.6%!     70.4%    110.8%     98.4%!
Net assets, end of period
 (in thousands). . . . . . . . . . . .  $106,846   $112,387   $187,517  $225,154  $476,448  $342,939


!   Annualized.
#   The fund's fiscal year-end was changed to May 31.
**  Commencement of Operations.
*   The manager agreed to bear all expenses of the fund through June 30, 1992. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect July 1, 1992 through July 31, 1992, a 0.30% voluntary expense limitation in effect August 1, 1992 through August 31, 1992, a 0.40% voluntary expense limitation in effect September 1, 1992 through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994 through August 31, 1994, a 0.60% voluntary expense limitation in effect
    September 1, 1994 through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1,
    1995.
+   Beginning in fiscal 1995, includes expenses paid indirectly.

During fiscal 1995, Price Waterhouse LLP succeeded Coopers & Lybrand, L.L.P. as independent accountants for the T. Rowe Price Short-Term U.S. Government Fund, a decision that was approved by the fund's Board of
Directors. During the last two fiscal years, the fund has received unqualified opinions and has had no disagreements with Coopers & Lybrand, L.L.P. or reportable events that caused the change.




Chart 1 - Interest Rate Levels - A 3-line chart showing yields on the 2-yr. Treasury note, the 1-year Treasury bill, and the federal funds rate from 11/30/94 to 11/30/95.